UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 26, 2022
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01

DME Advisors, LP (“DME Advisors”) is the investment advisor to Solasglas Investments, LP (“Solasglas”), in which each of Greenlight Reinsurance, Ltd. and Greenlight Reinsurance Ireland, DAC, subsidiaries of Greenlight Capital Re, Ltd. (“GLRE” or the “Company”), is a limited partner and in which DME Advisors II, LLC (“DME II”) is the general partner. Each of DME Advisors and DME II is controlled by David Einhorn, President of Greenlight Capital, Inc. (“Greenlight Capital”) and Chairman of the Company’s board of directors. On January 26, 2022, Mr. Einhorn, in his capacity as President of Greenlight Capital, is expected to speak at a private investor conference and to provide certain information relating to the Investment Portfolio (as defined in Note (ii) on the Investment Returns section of GLRE’s website www.greenlightre.com) of Solasglas and other accounts managed by Greenlight Capital or its affiliates, including DME Advisors. To comply with regulation FD, the following information is hereby provided:

•As of December 31, 2021, the Investment Portfolio, including DME II’s general partnership interests in Solasglas (the “GP Interest”), was $302 million, and comprised 13.9% of the aggregate assets under management of Greenlight Capital and its affiliates. As of December 31, 2021, the Investment Portfolio, excluding the GP Interest and composed solely of the Company’s limited partnership interests in Solasglas, was $236 million.

•For the period from January 1, 2022 through January 25, 2022, DME Advisors reports an estimated investment return on the Investment Portfolio of 0.1% net of fees and expenses. For further information on the calculation of the estimated investment return please refer to Note (ii) on the Investment Returns section of GLRE’s website www.greenlightre.com.

•As of December 31, 2021, the largest disclosed positions in the Investment Portfolio were Atlas Air Worldwide, Brighthouse Financial Inc., Chemours, Green Brick Partners Inc. and Teck Resources (collectively, the “Largest Disclosed Positions”). DME Advisors reports that, as of January 25, 2022, the Investment Portfolio had long positions in the Largest Disclosed Positions and currently anticipates ownership in the Largest Disclosed Positions for the foreseeable future. Further, DME Advisors reports that, as of January 25, 2022, the Investment Portfolio held long positions in Capri Holdings, Concentrix, CONSOL Energy, Danimer Scientific, Galapagos NV, Global Payments, ODP Corporation, Rheinmetall AG and gold.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 7.01 shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	January 26, 2022